MAST0307,

Group5

30 year

5.8's

Date:07/15/2003

12:47:01

UBS Investment Bank

CMO Structuring Desk:  212-713-3199  Fax:  212-713-3890

Pac Bands I:  0-  0  II:  0-  0  III:  0-  0

Closing Date:  7/30/2003

WHOLE   30 year   Pricing Speed:  325 PSA

PacI %: 0.00   Indices:  1ML  1.850

First Pay:  8/25/2003

WAC:6.01    WAM:358.00

Tranche

Payment

Aver.

Tx

Spread

Price

Day

Deal%

Name

Bal(MM)

Coupon

Window

Life

Dur

Yr

bp

Yield

%

Description

Del

5A1

37,106,013.85

5.50000

8/03- 5/33

5.08

5

24

95.76

SUB5

1,259,375

5.50000

8/03- 5/33

10.02

10

24

3.25

5AX

2,203,921.15

5.50000

8/03- 5/33

5.25

5

24

5.69

5PO

384,611.14

0.00000

8/03- 5/33

5.21

5

24

0.99

Collateral

Type

Balance

Coupon

Prepay

WAM

Age

WAC

WHOLE

27,674,810

5.938

PSA

325    358

2

6.188

WHOLE

11,075,190

5.309

PSA

325    358

2

5.559

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.  The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.